Exhibit 99.1

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Morgan Keegan & Co.
Homeland Security Conference

Ken Galaznik

Chief Financial Officer

May 23, 2006

AMERICAN SCIENCE AND ENGINEERING, INC.                                                                  [GRAPHIC]

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Safe Harbor Statement	[LOGO]

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. For a more detailed discussion of factors that affect the Company’s operating results, interested parties should review risk factors set forth in the Company’s filings with the Securities and Exchange Commission.

COMPANY CONFIDENTIAL ©2005 AMERICAN SCIENCE AND ENGINEERING, INC.

AS&E Company Background

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Corporate Headquarters à Billerica, Massachusetts, U.S.A.

Founded à 1958

Business à X-ray Screening & Inspection

Stock à NASDAQ: ASEI

FY 2005 à Revenue $88.3 Million

FY 2006 à $163.6 Million

Employees à 300

X-Rays — AS&E’s Core Business

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More than 45 years of Pioneering work in X-ray technology

•                  Founding employee Dr. Riccardo Giacconi, 2002 Nobel Prize winner for work in X-ray astronomy

•                  Built first X-ray telescope for NASA

•                  Innovative technology protected by more than 45 patents

•                  Backscatter, Shaped Energy

Manufacturing Capabilities

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•                  NEW state-of-the-art facility in Billerica, MA

•                  Significant investments in new and expanded manufacturing space to accommodate AS&E’s future growth

•                  ISO:9001 Certified

•                  170,000 ft2 (15,793 m2)

Security Inspection Markets

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Stadiums and Events	Military	Airports	Government

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Law Enforcement			Ports

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Borders and Checkpoints	High Threat Facilities	Prisons	Railways

U.S. Customers

•                  The White House

•                  Dept. Homeland Security

•                  U.S. Customs Service

•                  U.S. Embassies

•                  U.S. Congress & Senate

•                  FBI

•                  CIA

•                  Secret Service

•                  U.S. Supreme Court

•                  Army, Navy, Air Force

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International Customers

•                  PacRim Government Agencies

•                  PacRim Police Agencies

•                  PacRim Private Companies

•                  EMEA Government Agencies

•                  Latin American Police Agencies

X-ray Imaging

•                  Three things happen when you expose objects to X-rays

•                  Some X-rays go through the object

•                  Some X-rays are absorbed in the object

•                  Some X-rays are scattered from the object, particularly from low atomic number materials

•                  Backscatter is an important complement to Transmission X-rays in dense cargo

Transmission X-rays

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Transmission X-ray

Transmission X-rays detect by passing an X-ray beam through a target to a detector on the far side.

Backscatter X-rays

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Z Backscatter X-ray of the same suitcase

Backscatter X-rays detect by reflecting an X-ray beam from a target to a detector on the near side, creating a photo-like image that is easy to interpret and understand.

The Technology Combined

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TRANSMISSION	+	Z® BACKSCATTER

Provides the most information about the object scanned

AS&E Business Areas

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Business Areas

SERVICE	PRODUCT GROUPS	CRAD

ParcelSearch™/ Personnel Inspection	CargoSearch™ Inspection	Z®Backscatter Screening

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ParcelSearch™ Inspection Systems

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Model 66Zplus™		[GRAPHIC]

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Model 101GT™	Model 101ZVan™
Model 101ZZ™
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Model 101XL™

Gemini Parcel Inspection System

•                  Lowest cost Multi-technology parcel system

•                  Dual-energy Transmission and Z Backscatter:

•                  Two complementary, advanced, and commercially proven technologies

•                  Superior threat detection

•                  Transmission with dual-energy provides high resolution images

•                  Excellent detection of guns, knives, and wires

•                  Dual-energy highlights metallic and organic objects in uncluttered environments

•                  Z Backscatter provides enhanced detection of explosives, drugs, and plastic weapons

•                  Together they offer the most information about a parcel

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Combines best available parcel inspection technologies:

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Dual-energy transmission’s image quality and ability to detect metallic objects	+	Z Backscatter’s superior ability to detect organics such as explosives, sheet explosives, drugs, and plastic weapons

SmartCheck™ Personnel Screening System

•                  Personnel screening system using Z Backscatter technology

•                  Unsurpassed detection of the broadest range of threats

•                  Metallic and non-metallic weapons; explosives; drugs and other contraband

•                  Software to ensure privacy

•                  Safe for all scanned individuals

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SmartCheck Personnel Screening System

•                  Allows security personnel to “see” a concealed threat

•                  Shows the size, shape and location of the threat

•                  Objects are easily identified for faster resolution of threat versus non-threat

•                  Far less intrusive than pat-down or strip searches

•                  Safer and more comfortable for both individuals and operators

•                  Images are clearer and easier to interpret than competing imaging systems

•                  Detection capability is maintained with privacy filter enabled

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Cargo and Vehicle Inspection Systems

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•                  OmniView™ Gantry

•                  Z® Portal™

•                  Z® Backscatter Van™

OmniView Gantry System

•                  The only relocatable gantry with multi-view capability

•                  High energy LINAC transmission plus optional multi-view backscatter imaging improves detection while facilitating operator image interpretation

•                  Superior detection capability

•                  6 MeV LINAC penetrates 350mm of steel with 1mm resolution

•                  Z Backscatter imaging provides both material discrimination and photo-like imaging

•                  High throughput

•                  Bi-directional scanning enables more than 24 trucks per hour

•                  Multi-views speed image interpretation

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OmniView Gantry

Transmission combined with Z Backscatter for superior detection

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Transmission

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Backscatter Left Side

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Backscatter Right Side

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Z Portal

•                  High throughput, drive through screening system

•                  Scans more than 80 trucks/hour

•                  Can be configured with up to three Z Backscatter X-ray detectors

•                  Top, left and right side imaging

•                  Z Backscatter technology

•                  Highlights organic materials: Bombs, Drugs, and Stowaways

•                  Radiation Safe

•                  Safe for cargo, operators and the environment

•                  <0.1 μSv per scan

•                  Meet ANSI standards for personnel scanning

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Three sided imaging speeds image interpretation with comprehensive photo-like images.

Right side of cargo

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Top view of cargo

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Left side of cargo

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Z Backscatter Van

•                  Superior detection of conventional bombs, drugs and stowaways with

•                  Photo-like imaging for rapid analysis

•                  Simultaneous detection of dirty bombs and nuclear devices

•                  High throughput screening of vehicles and cargo with single-sided configuration for maximum flexibility

•                  Lowest cost of ownership of any mobile screening system

•                  Highest selling container/vehicle inspection system

•                  Over 180 systems sold to 40+ customers in 20 countries

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ZBV — Actual Seizure Images

Detecting drugs and stowaways

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Z Backscatter – Case Study Drug Seizure in Asian Country

37,000 meth-amphetamine pills hidden in the bumpers

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ZBV — Countering Trade Fraud

Smuggled Cigarettes Seized at Eastern European Border Crossing

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AS&E Worldwide Services Mission

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•                  Our Mission: Deliver Best-in-Industry Services

•                  Ensuring that our customers are successfully achieving their security mission

•                  Worldwide service, parts, and training

•                  24x7 field service organization using CRM technology

•                  Network of AS&E Certified Service Providers

•                  Factory technical support

•                  Full range of training offerings available worldwide

•                  Industry-leading customer satisfaction ratings

•                  95% rating in overall satisfaction

•                  100% highest ratings in service professionalism

•                  98% highest ratings in training professionalism & expertise

Worldwide Field Service Engineer Locations

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Financial Review

Revenue and Operating Income

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Revenue per Employee

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Backlog

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EPS

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YTD Comparisons (000’s)

	FY ‘06	FY ‘05	FY ‘04
Revenues	$163,604	$88,314	$76,342
Gross Profit	$78,198	$30,488	$19,934
As a % of Revenue	47.8%	34.5%	26.1%
Operating Income	$49,291	$15,916	$2,751
Net Income	$29,786	$11,185	$1,911
Earnings per Share	$3.27	$1.31	$0.26
Backlog	$68,840	$72,098	$33,852

Current Focus

•                  Continuing to invest in:

•                  New channels to market

•                  New and improved products

•                  Market development and products

•                  Executing and enhancing product road maps

•                  Offering superior value proposition to customers

•                  Increasing shareholder value

Thank You

AMERICAN SCIENCE AND ENGINEERING, INC.                                                                  [GRAPHIC]

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